UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

Lifeline Systems Company

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-13617	04-2537528
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

111 Lawrence Street, Framingham, Massachusetts	01702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 988-1000

Lifeline Systems, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

For purposes of this Current Report on Form 8-K, the “Company” shall refer to Lifeline Systems Company (f/k/a Lifeline Systems, Inc.), and “Lifeline Systems” shall refer to Lifeline Systems, Inc. (f/k/a Lifeline Holdings, Inc.).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2004, the Company filed Articles of Amendment with the Secretary of the Commonwealth of the Commonwealth of Massachusetts changing its corporate name from “Lifeline Systems, Inc.” to “Lifeline Systems Company.” This name change, which was effective upon filing, was made in connection with the share exchange between the Company and Lifeline Systems, which is more fully described in the Form 8-K filed by Lifeline Systems on December 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELINE SYSTEMS COMPANY

Date: December 15, 2004	By:	/S/ MARK G. BEUCLER
Mark G. Beucler Vice President, Finance, Chief Financial Officer and Treasurer